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                                                             Exhibit 3.1


               ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE




            NUMBER                                           SHARES
             -0-                                               -0-


                              WO CONSULTING, INC.

                                  COMMON STOCK
    The Corporation is Authorized to Issue 25,000,000 Shares Common Stock--
                            Par Value $.01 Per Share



         This Certifies that Specimen is the owner of - 0 - fully paid and non-assessable Shares of the Capital Stock of WO CONSULTING, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

      IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.


Dated______________________________

                                [Corporate Seal]

_______________________________                 _____________________________
          SECRETARY                                        PRESIDENT
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     THE SHARES OF COMMON STOCK ("SHARES") OF WO CONSULTING, INC. ("WO
CONSULTING") CONSTITUTE SECURITIES THAT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE APPLICABLE SECURITIES LAWS OF ANY STATE ("STATE LAWS"). THE SHARES MAY NOT, AT ANY TIME, BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE ACT AND STATE LAWS, OR DELIVERY TO WO CONSULTING OF AN OPINION OF LEGAL COUNSEL SATISFACTORY TO WO CONSULTING THAT SUCH REGISTRATION IS NOT REQUIRED. RESTRICTIONS ON TRANSFER WILL BE IMPRINTED ON THE DOCUMENTS EVIDENCING THE SHARES TO THE FOREGOING EFFECTS.









     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

      TEN COM - as tenants in common
      TEN ENT - as tenants by the entireties
      JT TEN -  as joint tenants with right of
                 survivorship and not as tenants
                 in common
      UNIF GIFT MIN ACT--......Custodian......(Minor)
        under Uniform Gifts to Minors Act.....(State)


   For value received, the undersigned hereby sells, assigns and transfers unto

____________________________________________________________
      PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE



____________________________________________________________

________________________________________________________Shares

represented by the within Certificate, and hereby irrevocably constitutes and appoints ____________________________________________________________________
Attorney to transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _________________________

         In presence of                           ___________________________

_______________________________________________________

                                         PLEASE INSERT SOCIAL SECURITY OF OTHER
                                              IDENTIFYING NUMBER OF ASSIGNEE


                                         ______________________________________


                                         ______________________________________


        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever